AMENDMENT No. 3

Agreement No. 10081902

between

Natcore Solar Technology, Inc.

and

William Marsh Rice University

RECITALS

A.	The Parties entered into sponsored research agreement no. 10081902 on September 1, 2009;

B.	The Parties wish to amend their sponsored research agreement to extend the period of performance at no additional cost,

Now, therefore, the Parties agree as follows:

The Period of Performance is extended through November 30, 2012.

All other terms and conditions remain unchanged and in full force and effect.

AGREED:

NATCORE SOLAR TECHNOLOGY, INC.		WILLIAM MARSH RICE UNIVERSITY
By:		By:

	Charles Provini		Nila Bhakuni, Interim Director
	President		Office of Sponsored Research

Date:	5-10-2012	Date:	5-11-12